UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

FBI Wind Down, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-00091	43-0337683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Brentwood

St. Louis, Missouri 63105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 863-1100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously disclosed by FBI Wind Down, Inc., formerly known as Furniture Brands International, Inc. (the “Company”), on September 9, 2013, the Company and its direct and indirect domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code. The Chapter 11 cases are being jointly administered under the caption “In re FBI Wind Down, Inc., et al.”, Case No. 13-12329. In addition, as previously disclosed, on November 25, 2013, the Debtors completed the sale of substantially all of their assets to certain affiliates of KPS Capital Partners L.P.

Also as previously disclosed, on July 14, 2014, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Second Amended Joint Plan of Liquidation as filed with the Bankruptcy Court on July 9, 2014 (the “Plan”).

On August 1, 2014, all conditions to the occurrence of the effective date set forth in the Plan and the Confirmation Order were satisfied or waived in accordance therewith and the effective date (the “Effective Date”) of the Plan occurred. On the same date, the Debtors filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and incorporated in this Item 1.03 by reference.

AS A RESULT OF THE PLAN BEING EFFECTIVE, ALL OF THE COMPANY’S EXISTING EQUITY INTERESTS, CONSISTING OF AUTHORIZED AND OUTSTANDING SHARES OF COMMON STOCK, WERE CANCELLED WITHOUT CONSIDERATION AND HAVE NO VALUE.

The Company will shortly file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligation under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Plan, all equity interests in the Company (including outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) were cancelled on the Effective Date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the effectiveness of the Plan, Meredith M. Graham ceased to be director and Responsible Officer of the Company, effective as of the Effective Date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Notice of Effective Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBI Wind Down, Inc.

August 1, 2014	By:	/s/ Meredith M. Graham
	Name:	Meredith M. Graham
	Title:	Responsible Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Effective Date